                                                                    Exhibit 8(b)
                                                                    ------------
                                  APPENDIX A
                                    to the
                           Administration Agreement
                           Among BlackRock Funds(SM),
                    BlackRock Advisors, Inc. and PFPC Inc.

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------

Small Cap Value Equity Portfolio      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Small Cap Growth Equity Portfolio     Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Large Cap Growth Equity Portfolio     Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Large Cap Value Equity Portfolio      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Select Equity Portfolio               Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      BlackRock

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------

Index Equity Portfolio                Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

International Equity Portfolio        Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

International Emerging Markets
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Balanced Portfolio                    Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Low Duration Bond Portfolio           Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      BlackRock

Intermediate Bond Portfolio           Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      BlackRock

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------

Intermediate Government Bond          Institutional
Portfolio                             Service
                                      Investor A
                                      Investor B
                                      Investor C

Government Income Portfolio           Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Core Bond Total Return Portfolio      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      BlackRock

Managed Income Portfolio              Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

International Bond Portfolio          Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Tax-Free Income Portfolio             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Pennsylvania Tax-Free Income
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------

New Jersey Tax-Free Income            Institutional
Portfolio                             Service
                                      Investor A
                                      Investor B
                                      Investor C

Ohio Tax-Free Income Portfolio        Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Money Market Portfolio                Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      Hilliard Lyons

Municipal Money Market Portfolio      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      Hilliard Lyons

U.S. Treasury Money Market
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Ohio Municipal Money Market
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------

Pennsylvania Municipal Money
Market Portfolio                      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

North Carolina Municipal Money
Market Portfolio                      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

New Jersey Municipal Money
Market Portfolio                      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Virginia Municipal Money Market
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Multi-Sector Mortgage Securities
Portfolio III                         Institutional

Mid-Cap Growth Equity Portfolio       Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Mid-Cap Value Equity Portfolio        Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------

BlackRock Strategic Portfolio I       Institutional

BlackRock Strategic Portfolio II      Institutional

International Small Cap Equity
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Micro-Cap Equity Portfolio            Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

GNMA Portfolio                        Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Delaware Tax-Free Income
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Kentucky Tax-Free Income
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

High Yield Bond Portfolio             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      BlackRock

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------

Multi-Sector Mortgage Securities
Portfolio IV                          Institutional

Global Science & Technology
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

European Equity Portfolio             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Asia Pacific Equity Portfolio         Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Core Equity Portfolio                 Institutional

Global Communications Portfolio       Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Core PLUS Total Return Portfolio      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      BlackRock

Small Cap Core Equity Portfolio       Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Release.  "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of _________ __, 2001.

BLACKROCK FUNDS(SM)


By:____________________
Name:
Title:


BLACKROCK ADVISORS, INC.


By:____________________
Name:
Title:


PFPC INC.


By:____________________
Name:
Title:

                                  APPENDIX B
                                  ----------

                          Administration Fees Payable
                      With Respect to BlackRock Funds(SM)

I.  Portfolios                                       Fund-Based Administration Fees
    ----------                                       ------------------------------

All Portfolios.                                      Administrators are entitled to receive a
                                                     combined fee, computed daily and payable
                                                     monthly, at an annual rate of .085% of the
                                                     first $500 million of each Portfolio's
                                                     average daily net assets; .075% of the
                                                     next $500 million of each Portfolio's
                                                     average daily net assets; and .065% of
                                                     each Portfolio's average daily net assets
                                                     in excess of $1 billion.

II.  Portfolios                                      Class-Specific Administration Fee
     ----------                                      ---------------------------------

Managed Income, Core Bond Total Return*,             Administrators are entitled to receive a
Intermediate Government Bond, Tax-Free               combined fee, computed daily and payable
Income, New Jersey Tax-Free Income, Ohio             monthly, at the following maximum annual
Tax-Free Income, Pennsylvania Tax-Free               rates based on the average daily net
Income, Low Duration Bond*, Intermediate             assets allocated to each respective class
Bond*, International Bond, Government                of shares:  .145% of the first $500
Income, Multi-Sector Mortgage Securities             million of average daily net assets
Portfolio III, Multi-Sector Mortgage                 allocated to each respective class of
Securities Portfolio IV, BlackRock                   shares, .135% of the next $500 million of
Strategic Portfolio I, BlackRock                     such average daily net assets, and .125%
Strategic Portfolio II, GNMA, Delaware               of all average daily net assets allocated
Tax-Free Income, Kentucky Tax-Free                   to a class of shares in excess of $1
Income, High Yield Bond* and Core PLUS               billion.
Total Return* Portfolios.

* With respect to BlackRock Shares of each of the Core Bond Total Return, Low Duration Bond, Intermediate Bond, High Yield Bond and Core PLUS Total Return Portfolios, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of each of those
Portfolios: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares, .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Money Market, Municipal Money Market, U.S.           Administrators are entitled to receive a
Treasury Money Market, Ohio Municipal                combined fee, computed daily and payable
Money Market, New Jersey Municipal Money             monthly, at the following maximum annual
Market, Pennsylvania Municipal Money                 rates based on the average daily net
Market, North Carolina Municipal Money               assets allocated to each respective class
Market and Virginia Municipal Money                  of shares:  .095% of the first $500
Market Portfolios.                                   million of average daily net assets
                                                     allocated to a class of shares, .085% of
                                                     the next $500 million of such average
                                                     daily net assets, and .075% of all average
                                                     daily net assets allocated to a class of
                                                     shares in excess of $1 billion.

Large Cap Value Equity, Large Cap Growth             Administrators are entitled to receive a
Equity, Small Cap Value Equity,                      combined fee, computed daily and payable
International Equity, Index Equity,                  monthly, at the following maximum annual
Balanced, Small Cap Growth Equity, Select            rates based on the average daily assets
Equity*, Mid-Cap Value Equity, Mid-Cap               allocated to each class of shares:  .145%
Growth Equity, International Emerging                of the first $500 million of average daily
Markets, International Small Cap Equity,             net assets allocated to a class of shares,
Micro-Cap Equity, Global Science &                   .135% of the next $500 million of such
Technology, European Equity, Asia Pacific            average daily net assets and .125% of all
Equity, Core Equity, Global                          average daily net assets allocated to a
Communications and Small Cap Core Equity             class of shares in excess of $1 billion.
Portfolios.

* With respect to BlackRock Shares of the Select Equity Portfolio, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of the Portfolio: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares,
 .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Release.  "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of _________ __, 2001.

BLACKROCK FUNDS(SM)


By:____________________
Name:
Title:


BLACKROCK ADVISORS, INC.


By:____________________
Name:
Title:


PFPC INC.


By:____________________
Name:
Title: